EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with  the  Quarterly  Report  of  CHINA CHANGJAING MINGING & NEW ENERGY CO.,LTD (the  "Company") on Form 10-Q for the period ending March 31, 2010 as filed with the Securities and Exchange Commission on  the date hereof (the "Report"), I Chen Weidong,  Chief Executive Officer and  Chief Financial  Officer  of  the  Company,  certify,   pursuant to 18 U.S.C. Section 1350,as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

   (1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2)The information contained in the Report fairly  presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Chen Weidong

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CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

August 15, 2010